                                                           [logo] PIONEER


Investments(R)





Pioneer High Yield

Fund



ANNUAL REPORT 10/31/00

 Table of Contents

-------------------------------------------------------------------------------
-



 Letter from the President                          1

 Portfolio Summary                                  2

 Performance Update                                 3

 Portfolio Management Discussion                    7

 Schedule of Investments                           10

 Financial Statements                              15

 Notes to Financial Statements                     23

 Report of Independent Public Accountants          29

 Results of Shareowner Meeting                     30

 Trustees, Officers and Service Providers          31

 Programs and Services for Pioneer Shareowners     32

 Retirement Plans from Pioneer                     34

 The Pioneer Family of Mutual Funds                36


Pioneer High Yield Fund



LETTER FROM THE PRESIDENT 10/31/00



Dear Shareowner,

-------------------------------------------------------------------------------
-

The year 2000, the last year of the old millennium, is ending on an historically unsettling note. The bewildering final days of the presidential election have come on top of a period of increased market volatility, leaving us all feeling unsettled. We at Pioneer are convinced that the market's volatility has its roots not in politics but in the signs of a slowing economy and in the sudden realization by investors that some market valuations, notably technology, had become irrational. As the new millennium unfolds we expect investors to get back to work assessing the policies of the new administration, evaluating the prospects for a growing economy and identifying undervalued companies.



As seasoned investors we treat periods of turmoil as periods of opportunity,

looking for the few significant facts and trends that hide well behind the clutter of daily events. I think that you should do the same thing. This is a good year, and a good time of year, to evaluate your retirement program contributions, to compare a Roth IRA with a traditional IRA and to reassess your investment allocations in light of current market conditions. A successful investment program requires not only money, but time and planning. Your investment professional is your best guide to making these important decisions.



An important announcement from Pioneer



I'm very happy to report that, on October 24, 2000, Pioneer Investment

Management became a wholly owned subsidiary of UniCredito Italiano S.p.A., one of Italy's largest and most successful banking groups. All of UniCredito's investment operations will be combined to form Pioneer Global Asset Management

S.p.A., which will manage over $110 billion for global individual and institutional clients. The new Pioneer Global will bring to Pioneer greater analytical resources that complement our investment skills, reinforcing

Pioneer's tradition of fundamental investment analysis and sound long-term portfolio management. We believe fund shareowners, will benefit from this merger.



All of us at Pioneer Investments appreciate your decision to invest with us and look forward to helping you reach your financial goals.



Sincerely,

/s/ David Tripple

David Tripple

President

Pioneer Investment Management, Inc.

Pioneer High Yield Fund



PORTFOLIO SUMMARY 10/31/00



Portfolio Diversification

-------------------------------------------------------------------------------
-

(As a percentage of total investment portfolio)



[pie chart]

Convertible Corporate Bonds        54.0%

Corporate Bonds                    36.4%

Convertible Preferred Stocks        6.2%

Short-Term Cash Equivalents         3.4%





Portfolio Maturity

-------------------------------------------------------------------------------
-

(Effective life as a percentage of total investment portfolio)



[pie chart]

1-3 years           11.3%

3-4 years           21.8%

4-6 years           62.2%

8+ years             4.7%





10 Largest Holdings

-------------------------------------------------------------------------------
-

(As a percentage of total investments in securities)





  1.   Adaptec Inc., 4.75%, 2/1/04                           5.86%

  2.   Quantum Corp., 7.0%, 8/1/04                           5.44

  3.   Nuevo Financing Corp., 5.75%, 12/15/26                4.97

  4.   Parker Drilling Co., 5.50%, 8/1/04                    4.69

  5.   Fisher Scientific International, 9.0%, 2/1/08         4.55

  6.   BF Saul Real Estate Investment Trust, 9.75%, 4/1/08   4.42

  7.   Fairchild Semiconductor, 10.375%, 10/1/07             4.26

  8.   At Home Corp., 4.75%, 12/15/06                        4.13

  9.   Azurix Corp., 10.75%, 2/15/10                         4.01

 10.   Hilton Hotels, 5.0%, 5/15/06                          3.76




Fund holdings will vary for other periods.

Pioneer High Yield Fund



PERFORMANCE UPDATE 10/31/00                            CLASS A SHARES



Share Prices and Distributions

-------------------------------------------------------------------------------
-





Net Asset Value

per Share        10/31/00   10/31/99


                 $11.35     $9.65








Distributions per Share   Income      Short-Term      Long-Term

(10/31/99 - 10/31/00)     Dividends   Capital Gains   Capital Gains


                          $1.054      $0.066          $0.085




Investment Returns

-------------------------------------------------------------------------------
-

The mountain chart on the right shows the growth of a $10,000 investment made in

Pioneer High Yield Fund at public offering price, compared to the growth of the

Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of

Convertible Bonds (Speculative Quality).





Average Annual Total Returns+

(As of October 31, 2000)



              Net Asset   Public Offering

Period          Value         Price*


Life of Fund

(2/12/98)       13.11%        11.22%

1 Year          31.12         25.28




* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.



[mountain chart]







            Pioneer High Yield Fund*   ML High Yield Master II Index++
ML Index of Convertible Bonds++ (Speculative Quality)




 2/98        9550                      10000
10000

 4/98        9830                      10134
10360

             9379                      10317
10082

10/98        8260                       9612
9185

             9495                      10229
11083

 4/99        9489                      10466
11591

            10142                      10358
11520

10/99       10069                      10152
12441

            11489                      10307
15031

 4/00       12070                      10177
15250

            12786                      10298
14174

10/00       13203                       9981
14164






+ The performance of each class of the fund from February 12, 1998 to February

   25, 2000 is the performance of Third Avenue High Yield Fund's single class,

   which has been restated to reflect any applicable sales charges and Rule

   12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Third Avenue High

   Yield Fund.



++ Index comparisons begin 2/28/98. The Merrill Lynch High Yield Master II
Index

   is a broad-based measure of the performance of the non-investment grade
U.S.

   domestic bond market. The Merrill Lynch Index of Convertible Bonds

   (Speculative Quality) is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities.
Index

   returns are calculated monthly, assume reinvestment of dividends and, unlike

   Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.



   Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer High Yield Fund



PERFORMANCE UPDATE 10/31/00                            CLASS B SHARES



Share Prices and Distributions

-------------------------------------------------------------------------------
-



Net Asset Value

per Share        10/31/00   2/25/00


                 $11.41     $11.34








Distributions per Share   Income      Short-Term      Long-Term

(2/25/00 - 10/31/00)      Dividends   Capital Gains   Capital Gains


                          $0.705           -               -




Investment Returns

-------------------------------------------------------------------------------
-

The mountain chart on the right shows the growth of a $10,000 investment made in

Pioneer High Yield Fund, compared to the growth of the Merrill Lynch High
Yield

Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative

Quality).





Average Annual Total Returns+

(As of October 31, 2000)



                 If          If

Period          Held      Redeemed*


Life of Fund

(2/12/98)       12.48%      11.57%

1 Year          30.80       26.80




* Reflects deduction of the maximum applicable contingent deferred sales charge

  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.



[mountain chart]



        Pioneer High Yield Fund*   ML High Yield Master II Index++    ML
Index of Convertible Bonds++ (Speculative Quality)


 2/98   10000                      10000                              10000

 4/98   10287                      10138                              10360

         9787                      10317                              10082

10/98    8602                       9612                               9185

         9872                      10229                              11083

 4/99    9848                      10466                              11591

        10507                      10358                              11520

10/99   10412                      10152                              12441

        11860                      10307                              15031

 4/00   12623                      10177                              15250

        13319                      10298                              14174

10/00   13738                       9981                              14164




+ The performance of each class of the fund from February 12, 1998 to February

   25, 2000 is the performance of Third Avenue High Yield Fund's single class,

   which has been restated to reflect any applicable sales charges and Rule

   12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Third Avenue High

   Yield Fund.



++ Index comparisons begin 2/28/98. The Merrill Lynch High Yield Master II
Index

   is a broad-based measure of the performance of the non-investment grade
U.S.

   domestic bond market. The Merrill Lynch Index of Convertible Bonds

   (Speculative Quality) is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities.
Index

   returns are calculated monthly, assume reinvestment of dividends and, unlike

   Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.



   Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer High Yield Fund



PERFORMANCE UPDATE 10/31/00                            CLASS C SHARES



Share Prices and Distributions

-------------------------------------------------------------------------------
-



Net Asset Value

per Share        10/31/00   2/25/00


                 $11.51     $11.34








Distributions per Share   Income      Short-Term      Long-Term

(2/25/00 - 10/31/00)      Dividends   Capital Gains   Capital Gains


                          $0.709           -               -




Investment Returns

-------------------------------------------------------------------------------
-

The mountain chart on the right shows the growth of a $10,000 investment made in

Pioneer High Yield Fund, compared to the growth of the Merrill Lynch High
Yield

Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative

Quality).





Average Annual Total Returns+

(As of October 31, 2000)



                 If          If

Period          Held      Redeemed*


Life of Fund

(2/12/98)       12.84%      12.84%

1 Year          31.94       31.94




* Assumes reinvestment of distributions. A 1% contingent deferred sales charge

  (CDSC) applies to redemptions made within one year of purchase.



[mountain chart]



        Pioneer High Yield Fund*   ML High Yield Master II Index++    ML
Index of Convertible Bonds++ (Speculative Quality)


 2/98   10000                      10000                              10000

 4/98   10287                      10138                              10360

         9787                      10317                              10082

10/98    8602                       9612                               9185

         9872                      10229                              11083

 4/99    9848                      10466                              11591

        10507                      10358                              11520

10/99   10412                      10152                              12441

        11860                      10307                              15031

 4/00   12623                      10177                              15250

        13319                      10298                              14174

10/00   13738                       9981                              14164




+ The performance of each class of the fund from February 12, 1998 to February

   25, 2000 is the performance of Third Avenue High Yield Fund's single class,

   which has been restated to reflect any applicable sales charges and Rule

   12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Third Avenue High

   Yield Fund.



++ Index comparisons begin 2/28/98. The Merrill Lynch High Yield Master II
Index

   is a broad-based measure of the performance of the non-investment grade
U.S.

   domestic bond market. The Merrill Lynch Index of Convertible Bonds

   (Speculative Quality) is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities.
Index

   returns are calculated monthly, assume reinvestment of dividends and, unlike

   Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.



   Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer High Yield Fund



PERFORMANCE UPDATE 10/31/00                            CLASS Y SHARES



Share Prices and Distributions

-------------------------------------------------------------------------------
-



Net Asset Value

per Share        10/31/00   2/25/00


                 $11.32     $11.34








Distributions per Share   Income      Short-Term      Long-Term

(2/25/00 - 10/31/00)      Dividends   Capital Gains   Capital Gains


                          $0.740           -               -




Investment Returns

-------------------------------------------------------------------------------
-

The mountain chart on the right shows the growth of a $10,000 investment made in

Pioneer High Yield Fund, compared to the growth of the Merrill Lynch High
Yield

Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative

Quality).





Average Annual Total Returns+

(As of October 31, 2000)



                 If           If

Period          Held       Redeemed


Life of Fund

(2/12/98)       13.11%      13.11%

1 Year          30.58       30.58%




* Assumes reinvestment of distributions.



[mountain chart]



        Pioneer High Yield Fund*   ML High Yield Master II Index++    ML
Index of Convertible Bonds++ (Speculative Quality)


 2/98   10000                      10000                              10000

 4/98   10287                      10138                              10360

         9787                      10317                              10082

10/98    8602                       9612                               9185

         9872                      10229                              11083

 4/99    9848                      10466                              11591

        10507                      10358                              11520

10/99   10412                      10152                              12441

        11860                      10307                              15031

 4/00   12623                      10177                              15250

        13319                      10298                              14174

10/00   13827                       9981                              14164






+ The performance of each class of the fund from February 12, 1998 to February

   25, 2000 is the performance of Third Avenue High Yield Fund's single class,

   which has been restated to reflect any applicable sales charges and Rule

   12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Third Avenue High

   Yield Fund.



++ Index comparisons begin 2/28/98. The Merrill Lynch High Yield Master II
Index

   is a broad-based measure of the performance of the non-investment grade
U.S.

   domestic bond market. The Merrill Lynch Index of Convertible Bonds

   (Speculative Quality) is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities.
Index

   returns are calculated monthly, assume reinvestment of dividends and, unlike

   Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.



   Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer High Yield Fund



PORTFOLIO MANAGEMENT DISCUSSION 10/31/00



During its fiscal year that ended October 31, 2000, fund manager Margaret
Patel

piloted Pioneer High Yield Fund to a superlative return of more than 30% during a period when most of the Fund's competitors could not break even. Here, Ms.

Patel describes the market environment and how she was able to post such a strong return.



Q: How did the Fund perform?



A: In spite of the trials and tribulations of the high-yield market, the Fund's structure helped it post a very strong return relative to its peers. For example, the 12-month total return based on net asset value for the Fund's

   Class A shares was 31.12%. To compare, the average return for the same period of the 363 funds in Lipper Inc.'s High Current Yield category was -2.77%.



Q: Why did the Fund post such a strong return?



A: Because the portfolio concentrated on investments in sectors offering improving fundamentals and avoided sectors suffering from weak prospects.

   During the past year, the overall high-yield market environment offered negative and lackluster returns because price declines of high-yield bonds offset their relatively high income. Investors shied away from the high-yield market in part because they feared that short-term interest rate hikes implemented by the Federal Reserve Board - designed to brake economic growth and head off inflation - would cause defaults to rise. Within the high-yield market, there was a sharp divergence between the returns offered by the various sectors. This backdrop played well given my approach to the Fund,

   which is to focus on sectors or industries that are growing faster than the economy. In the end, the Fund benefited from an emphasis on industries that ended up posting positive rates of return, such as technology, energy, real estate, building products, and health care. Conversely, the Fund had minimal exposure to poor-performing sectors such as basic industries,

   telecommunications, and steel.

Pioneer High Yield Fund



PORTFOLIO MANAGEMENT DISCUSSION 10/31/00                           (continued)



Q: Let's take a closer look at the Fund and examine some of the sectors you emphasized . . .



A: Certainly. As I said, we emphasized sectors that we felt would do well within the current economic backdrop. To that end, we invested a significant amount of the Fund's assets in technology companies, because the sector is growing faster than the economy as a whole. While technology investments have experienced some volatility over recent months, we believe the longer-term trends remain quite positive. Within technology, we were attracted to semiconductor manufacturers like Conexant Systems - which performed exceptionally well - and manufacturers of computer peripherals, such as

   Quantum Corp., which builds computer storage devices.



   With oil and natural gas prices on the rise, we also found energy companies -

   and, in particular, energy services firms like Parker Drilling - to be very appealing. We believe that activity for energy exploration and development will continue at very high levels, even if energy prices moderate.



   We've also made a small commitment to utilities companies. These tend to be very high-quality companies that offer stable financial results along with growth that is in line with economic trends. Among the solid-performing investments in this area was Azurix, a water utility.



Q: You mentioned some other sectors that caught your eye . . .



A: Yes. Real estate and building products attracted us because we believe the

   U.S. economy is still growing enough to help the sector advance. The possibility that the Fed has finished its rate hike cycle also should help create a positive backdrop for the sector. Among the investments we favored was Forest City Enterprises, a national real estate developer.



   Health care also proved to be fertile ground for the Fund. We believe this sector can outpace overall U.S. economic growth. Investments here included

   Bio-Rad Labs, which provides supplies to research laboratories.

Pioneer High Yield Fund



Q: Which areas did you de-emphasize?



A: We've steered away from basic materials and basic industries, because we believe they are volatile, vulnerable to any weakening in economic activity,

   and offer limited growth opportunities. The Fund currently has investments only in a few capital goods companies that we feel enjoy strong niches within their industries. In addition, the Fund held minimal exposure to telecommunications, as companies in this sector encountered difficulties accessing capital needed to build out their systems.



Q: Did you focus on any particular types of securities?



A: We paid substantial attention to discounted convertible securities that provide high yields and offer exposure to attractive industries where straight high-yield bonds are not available. These investments offer the possibility of price appreciation when the value of the company's underlying stock is on the rise. The Fund has benefited significantly from this strategy.



Q: Were there any disappointments?



A: Each period brings with it some investments that don't work out as planned.

   This time around, some of our investments in Internet infrastructure-related holdings struggled, including At-Home Corp. and Digital Island. These companies suffered from investor uncertainty over the outlook for the industry. However, I've held on to the investments because I believe their long-term prospects remain good.



Q: What is your outlook?



A: I'm very positive about the prospects for the high-yield market because its fundamentals are very favorable. The economy is still growing, and it appears that the Fed will either maintain interest rates at a steady level or lower them. Such an environment should prove to be a catalyst for higher high-yield bond prices, which are almost as low as they were at the end of 1990 and the beginning of 1999 when the high-yield market collapsed. The downdraft we've witnessed has made yields on these bonds very attractive compared to their risks. Therefore I'm very optimistic.

Pioneer High Yield Fund



SCHEDULE OF INVESTMENTS 10/31/00







      Shares                                                          Value


                    CONVERTIBLE PREFERRED STOCK - 6.2%

                    Financial - 4.8%

                    Consumer Finance - 4.8%

      224,000       Nuevo Financing, 5.75%, 12/15/26            $ 6,160,000

                                                                -----------

                    Total Financial                             $ 6,160,000

                                                                -----------

                    Technology - 0.1%

                    Electronics (Defense) - 0.1%

        3,000       Titan Cap Trust, 5.75%, 2/15/05 (144A)      $    85,215

                                                                -----------

                    Total Technology                            $    85,215

                                                                -----------

                    Utilities - 1.3%

                    Natural Gas - 1.3%

      143,000       Semco Energy Inc., 11.0%, 8/16/03           $ 1,698,125

                                                                -----------

                    Total Utilities                             $ 1,698,125

                                                                -----------

                    TOTAL CONVERTIBLE PREFERRED STOCK

                    (Cost $7,766,824)                           $ 7,943,340

                                                                -----------

   Principal

     Amount         CONVERTIBLE CORPORATE BONDS - 54.0%

                    Basic Materials - 3.3%

                    Metals Mining - 3.3%

    4,700,000       Inco Ltd., 7.75%, 3/15/16                   $ 4,265,250

                                                                -----------

                    Total Basic Materials                       $ 4,265,250

                                                                -----------

                    Capital Goods - 0.1%

                    Electrical Equipment - 0.1%

      400,000       Itron Inc., 6.75%, 3/31/04                  $   240,000

                                                                -----------

                    Total Capital Goods                         $   240,000

                                                                -----------

                    Consumer Cyclicals - 9.2%

                    Auto Parts & Equipment - 4.2%

    1,545,000       MascoTech Inc., 4.5%, 12/15/03              $ 1,011,975

    5,615,000       Tower Automotive Inc., 5.0%, 8/1/04           4,395,871

                                                                -----------

                                                                $ 5,407,846

                                                                -----------

                    Lodging: Hotels - 3.6%

    5,730,000       Hilton Hotels, 5.0%, 5/15/06                $ 4,669,950

                                                                -----------

                    Services (Advertising/Marketing) - 1.4%

    2,350,000       Getty Images Inc., 5.0%, 3/15/07 (144A)     $ 1,734,606

                                                                -----------

                    Total Consumer Cyclicals                    $11,812,402

                                                                -----------




10    The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund





Principal

 Amount                                                              Value


               Energy - 8.0%

               Oil & Gas (Drilling & Equipment) - 5.6%

1,585,000      Key Energy Group, 5.0%, 9/15/04                 $ 1,322,667

6,802,000      Parker Drilling Co., 5.0%, 8/1/04                 5,824,213

                                                               -----------

                                                               $ 7,146,880

                                                               -----------

               Oil & Gas (Production/Exploration) - 2.4%

3,487,000      Pogo Producing Co., 5.5%, 6/15/06               $ 3,059,843

                                                               -----------

               Total Energy                                    $10,206,723

                                                               -----------

               Financial - 2.0%

               Real Estate - 2.0%

2,520,000      EOP Operating LP, 7.25%, 11/15/08 (144A)        $ 2,520,000

                                                               -----------

               Total Financial                                 $ 2,520,000

                                                               -----------

               Technology - 31.4%

               Communications Equipment - 3.9%

2,380,000      American Tower Corp., 5.0%, 2/15/10             $ 2,421,341

  710,000      Commscope, Inc., 4.0%, 12/15/06 (144A)              611,693

2,575,000      Efficient Network, 5.0%, 3/15/05                  1,737,713

  500,000      P-Com Inc., 4.25%, 11/1/02                          310,000

                                                               -----------

                                                               $ 5,080,747

                                                               -----------

               Computers (Networking) - 7.4%

1,500,000      At Home Corp., 4.75%, 2/15/06 (144A)            $   941,760

8,155,000      At Home Corp., 4.75%, 12/15/06                    5,120,034

8,200,000      Digital Island Inc., 6.0%, 2/15/05                3,471,880

                                                               -----------

                                                               $ 9,533,674

                                                               -----------

               Computers (Peripherals) - 5.3%

8,310,000      Quantum Corp., 7.0%, 8/1/04                     $ 6,751,957

                                                               -----------

               Computers (Software & Services) - 0.7%

1,150,000      Critical Path Inc., 5.75%, 4/1/05 (144A)        $   950,073

                                                               -----------

               Electronics (Component Distributors) - 5.7%

8,920,000      Adaptec Inc., 4.75%, 2/1/04                     $ 7,266,500

                                                               -----------




The accompanying notes are an integral part of these financial statements.
11

Pioneer High Yield Fund



SCHEDULE OF INVESTMENTS 10/31/00                                   (continued)







Principal

 Amount
Value


               Electronics (Semiconductors) - 6.2%

6,880,000      Conexant Systems Inc., 4%, 2/1/07                     $
4,184,898

1,150,000      Cypress Semiconductor, 3.75%, 7/1/05
1,035,725

  300,000      General Semiconductor Inc., 5.75%, 12/15/06

                   (144A)
273,291

  114,000      Intevac Inc., 6.50%, 3/1/04
51,300

2,870,000      LSI Logic, 4.0%, 2/15/05
2,436,021


-----------

                                                                     $
7,981,235


-----------

               Equipment (Semiconductor) - 2.2%

3,645,000      Advanced Energy Industries, Inc., 5.25%, 11/15/06     $
2,792,980


-----------

               Total Technology
$40,357,166


-----------

               Total Convertible Corporate Bonds

               (Cost $73,320,847)
$69,401,541


-----------

               CORPORATE BONDS - 36.4%

               Capital Goods - 6.4%

               Electrical Equipment - 2.5%

4,000,000      Advanced Lighting Technologies, 8.0%, 3/15/08         $
2,760,000

  465,000      Hadco Corp., 9.5%, 6/15/08
467,325


-----------

                                                                     $
3,227,325


-----------

               Waste Management - 3.9%

5,355,000      Azurix Corp., 10.75%, 2/15/10 (144A)                  $
4,980,150


-----------

               Total Capital Goods                                   $
8,207,475


-----------

               Consumer Services - 2.5%

               Telecommunications (Long Distance) - 2.5%

4,315,000      SBA Communications Corp., 12.0%, 3/1/08               $
3,236,250


-----------

               Total Consumer Services                               $
3,236,250


-----------

               Consumer Cyclicals - 6.0%

               Auto Parts & Equipment - 1.0%

1,300,000      Lear Corp., 7.96%, 5/15/05                            $
1,228,500


-----------

               Building Materials - 5.0%

3,475,000      NCI Building Systems Inc., 9.25%, 5/1/09              $
3,336,000

3,480,000      Nortek Inc., 9.125%, 9/1/07
3,097,200


-----------

                                                                     $
6,433,200


-----------

               Total Consumer Cyclicals                              $
7,661,700


-----------




12    The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund





Principal

 Amount
Value


               Consumer Staples - 6.7%

               Distributors (Food & Health) - 6.7%

6,135,000      Fisher Scientific International, 9.0%, 2/1/08       $
5,644,200

3,300,000      Wesco Distribution Inc., 9.125%, 6/1/08
2,970,000


------------

               Total Consumer Staples                              $
8,614,200


------------

               Energy - 2.7%

               Oil & Gas (Production/Exploration) - 2.7%

3,280,000      Eott Energy Partners LP, 11.0%, 10/1/09             $
3,460,400


------------

               Total Energy                                        $
3,460,400


------------

               Financial - 4.9%

               Financial (Diversified) - 0.6%

  905,000      Forest City Enterprises, 8.50%, 3/15/08             $
841,650


------------

               Real Estate - 4.3%

6,300,000      BF Saul Real Estate Investment Trust, 9.75%,

                  4/1/08                                           $
5,481,000


------------

               Total Financial                                     $
6,322,650


------------

               Health Care - 2.8%

               Health Care (Medical Products/Supplies) - 2.8%

3,500,000      Bio-Rad Labs, 11.625%, 2/15/07                      $
3,605,000


------------

               Total Health Care                                   $
3,605,000


------------

               Technology - 4.4%

               Communications Equipment - 0.3%

  340,000      L-3 Communications Holding Corp., 8.5%, 5/15/08     $
317,900


------------

               Electronics (Semiconductors) - 4.1%

5,390,000      Fairchild Semiconductor, 10.375%, 10/1/07           $
5,282,200


------------

               Total Technology                                    $
5,600,100


------------

               Total Corporate Bonds

               (Cost $47,144,700)                                  $
46,707,775


------------

               TOTAL INVESTMENT IN SECURITIES

               (Cost $128,232,371)
$124,052,656


------------




The accompanying notes are an integral part of these financial statements.
13

Pioneer High Yield Fund



SCHEDULE OF INVESTMENTS 10/31/00                                   (continued)







 Principal

   Amount                                                            Value


                 TEMPORARY CASH INVESTMENT - 3.4%

                 Commercial Paper - 3.4%

  4,335,000      Home Financing Corp., 6.58%, Due 11/1/00     $  4,335,000

                                                              ------------

                 TOTAL TEMPORARY CASH INVESTMENT

                 (Cost $4,335,000)                            $  4,335,000

                                                              ------------

148,338,000      TOTAL INVESTMENT IN SECURITIES AND

                 TEMPORARY CASH INVESTMENT - 100%

                 (Cost $132,567,371) (a)                      $128,387,656

                                                              ============






144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2000, the value of these securities amounted to $7,116,638 or 5.64% of total net assets.



(a) At October 31, 2000, the net unrealized gain on investments, based on cost for federal income tax purposes of $132,567,371, was as follows:





      Aggregate gross unrealized gain for all investments in

      which there is an excess of value over tax cost           $ 1,501,830



      Aggregate gross unrealized loss for all investments in

      which there is an excess of tax cost over value            (5,681,545)

                                                                -----------

      Net unrealized loss                                       $(4,179,715)

                                                                ===========




Purchases and sales of securities (excluding temporary cash investments) for the period ended October 31, 2000 aggregated $139,126,536 and $24,490,678,

respectively.



14    The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund



BALANCE SHEET 10/31/00





ASSETS:

  Investment in securities, at value (including temporary cash investment of $4,335,000) (cost $132,567,371)
$128,387,656

  Receivables -

    Fund shares sold
3,511,851

    Dividends and interest
2,250,401

  Organizational costs - net
8,908

  Other
9,661


------------

      Total assets
$134,168,477


------------

LIABILITIES:

  Payables -

    Investment securities purchased                                $
6,675,722

    Fund shares repurchased
96,602

    Dividends
442,325

    Due to Bank
539,887

  Due to affiliates
122,887

  Accrued expenses
73,530


------------

      Total liabilities                                            $
7,950,953


------------

NET ASSETS:

  Paid-in capital
$126,438,644

  Accumulated distributions in excess of net investment

    income
(219,619)

  Accumulated undistributed net realized gain on investments
4,178,214

  Net unrealized loss on investments
(4,179,715)


------------

      Total net assets
$126,217,524


============

NET ASSET VALUE PER SHARE:

(Unlimited number of shares authorized)

  Class A (based on $57,592,316/5,074,859 shares)                  $
11.35


============

  Class B (based on $46,068,676/4,038,181 shares)                  $
11.41


============

  Class C (based on $20,787,863/1,806,854 shares)                  $
11.51


============

  Class Y (based on $1,768,669/156,312 shares)                     $
11.32


============

MAXIMUM OFFERING PRICE:

  Class A                                                          $
11.88


============




The accompanying notes are an integral part of these financial statements.
15

Pioneer High Yield Fund



STATEMENT OF OPERATIONS



For the Year Ended 10/31/00







INVESTMENT INCOME:

  Dividends                                                 $   12,456

  Interest                                                   4,098,787

                                                            ----------

        Total investment income
$ 4,111,243


-----------

EXPENSES:

  Management fees                                           $  295,133

  Transfer agent fees

    Class A                                                     59,943

    Class B                                                     15,319

    Class C                                                      5,807

    Class Y                                                         67

  Distribution fees

    Class A                                                     55,059

    Class B                                                    111,348

    Class C                                                     46,604

  Administrative fees                                           53,929

  Custodian fees                                                23,666

  Registration fees                                             62,755

  Organizational fees                                              961

  Professional fees                                             46,328

  Printing                                                      18,193

  Fees and expenses of nonaffiliated trustees                   39,332

  Miscellaneous                                                  3,206

                                                            ----------

        Total expenses
$   837,650

        Less management fees waived and expenses


          assumed by Pioneer Investment Management, Inc.
(365,050)

        Less fees paid indirectly
(28,835)


-----------

        Net expenses
$   443,765


-----------

          Net investment income
$ 3,667,478


-----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

  Net realized gain on investments
$ 4,178,251

  Change in net unrealized loss on investments
(3,092,109)


-----------

    Net gain on investments
$ 1,086,142


-----------

    Net increase in net assets resulting from operations
$ 4,753,620


===========




16    The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund



STATEMENTS OF CHANGES IN NET ASSETS



For the Years Ended 10/31/00 and 10/31/99





                                                         Year Ended
Year Ended

                                                          10/31/00
10/31/99


FROM OPERATIONS:

Net investment income                                   $  3,667,478
$   593,528

Net realized gain on investments                           4,178,251
183,311

Change in net unrealized gain (loss) on investments       (3,092,109)
834,889

                                                        ------------
-----------

  Net increase in net assets resulting

   from operations                                      $  4,753,620
$ 1,611,728

                                                        ------------
-----------

DISTRIBUTIONS TO SHAREOWNERS:

Net investment income:

  Class A ($1.05 and $0.69 per share, respectively)     $ (2,452,543)
$  (592,389)

  Class B ($0.70 and $0.00 per share, respectively)       (1,012,350)
-

  Class C ($0.71 and $0.00 per share, respectively)         (423,040)
-

  Class Y ($0.74 and $0.00 per share, respectively)          (59,127)
-

                                                        ------------
-----------

   Total distributions to shareowners from

     net income:                                        $ (3,947,060)
$  (592,389)

Net realized gain:

  Class A ($0.15 and $0.00 per share, respectively)         (132,723)
-

                                                        ------------
-----------

   Total distributions to shareowners                   $ (4,079,783)
$  (592,389)

                                                        ------------
-----------

FROM FUND SHARE TRANSACTIONS:

Net proceeds from sale of shares                        $143,744,343
$ 3,087,088

Reinvestment of distributions                              2,657,491
529,189

Cost of shares repurchased                               (28,448,820)
(4,736,179)

                                                        ------------
-----------

  Net increase (decrease) in net assets resulting

   from Fund share transactions                         $117,953,014
$(1,119,902)

                                                        ------------
-----------

  Net increase (decrease) in net assets                 $118,626,851
$  (100,563)

NET ASSETS:

Beginning of year                                          7,590,673
7,691,236

                                                        ------------
-----------

End of year (including accumulated

  undistributed/(distributions in excess of) net

  investment income of $(219,619) and

  $59,002, respectively)                                $126,217,524
$ 7,590,673

                                                        ============
===========




The accompanying notes are an integral part of these financial statements.
17

Pioneer High Yield Fund



STATEMENTS OF CHANGES IN NET ASSETS
(continued)



For the Years Ended 10/31/00 and 10/31/99 (continued)



CLASS A                              '00 Shares     '00 Amount       '99
Shares    '99 Amount


Shares sold                           6,380,623    $ 72,483,978
326,545     $ 3,087,088

Reinvestment of distributions           178,378       1,998,763
56,746         529,189

Less shares repurchased              (2,270,485)    (25,461,620)
(501,388)     (4,736,179)

                                     ----------    ------------
--------     -----------

  Net increase (decrease)             4,288,516    $ 49,021,121
(118,097)    $(1,119,902)

                                     ==========    ============
========     ===========

CLASS B*

Shares sold                           4,187,697    $ 47,914,144

Reinvestment of distributions            39,965         458,357

Less shares repurchased                (189,481)     (2,177,137)

                                     ----------    ------------

  Net increase                        4,038,181    $ 46,195,364

                                     ==========    ============

CLASS C*

Shares sold                           1,865,219    $ 21,608,359

Reinvestment of distributions            12,735         147,284

Less shares repurchased                 (71,100)       (782,164)

                                     ----------    ------------

  Net increase                        1,806,854    $ 20,973,479

                                     ==========    ============

CLASS Y*

Shares sold                             154,111    $  1,737,862

Reinvestment of distributions             4,642          53,087

Less shares repurchased                  (2,441)        (27,899)

                                     ----------    ------------

  Net increase                          156,312    $  1,763,050

                                     ==========    ============




* Class B, Class C, and Class Y Shares were first publicly offered on February

28, 2000.



18    The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund



FINANCIAL HIGHLIGHTS 10/31/00








2/12/98

                                                  Year Ended    Year Ended
to

                                                 10/31/00(a)     10/31/99
10/31/98


CLASS A

Net asset value, beginning of period               $  9.65        $ 8.50
$ 10.00

                                                   -------        ------
-------

Increase (decrease) from investment operations:

  Net investment income                            $  0.96        $ 0.70
$  0.34

  Net realized and unrealized gain (loss)

   on investments                                     1.94          1.14
(1.56)

                                                   -------        ------
-------

     Net increase (decrease) from

        investment operations                      $  2.90        $ 1.84
$ (1.22)

Distributions to shareowners:

  Net investment income                              (1.05)        (0.69)
(0.28)

  Net realized gain                                  (0.15)            -
-

                                                   -------        ------
-------

Net increase (decrease) in net asset value         $  1.70        $ 1.15
$ (1.50)

                                                   -------        ------
-------

Net asset value, end of period                     $ 11.35        $ 9.65
$  8.50

                                                   =======        ======
=======

Total return*                                        31.12%        22.20%
(12.39)%

Ratio of net expenses to average net assets           0.95%+        1.90%
1.90%**

Ratio of net investment income to average

 net assets                                           8.96%+        7.13%
6.22%**

Portfolio turnover rate                                 57%           64%
38%

Net assets, end of period (in thousands)           $57,592        $7,591
$ 7,691

Ratios assuming no waiver of management

  fees and assumption of expenses by PIM

  and no reduction for fees paid indirectly:

   Net expenses                                       1.94%         3.67%
3.99%**

   Net investment income                              7.97%         5.36%
4.13%**

Ratios assuming waiver of management

  fees and assumption of expenses by PIM and

  reduction for fees paid indirectly:

   Net expenses                                       0.88%         1.90%
1.90%**

   Net investment income                              9.03%         7.13%
6.22%**




(a) Pioneer Investment Management, Inc. assumed investment management of the

    Fund on February 25, 2000. Prior to that date, the Fund was advised by EQSF

    Advisers, Inc.

*   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

+   Ratio assuming no reduction for fees paid indirectly.



The accompanying notes are an integral part of these financial statements.
19

Pioneer High Yield Fund



FINANCIAL HIGHLIGHTS 10/31/00







                                                                    2/25/00

                                                                      to

                                                                   10/31/00


CLASS B (a)

Net asset value, beginning of period                                $ 11.34

                                                                    -------

Increase from investment operations:

  Net investment income                                             $  0.69

  Net realized and unrealized gain (loss) on investments               0.08

                                                                    -------

     Net increase from investment operations                        $  0.77

Distributions to shareowners:

  Net investment income                                               (0.70)

                                                                    -------

Net increase in net asset value                                     $  0.07

                                                                    -------

Net asset value, end of period                                      $ 11.41

                                                                    =======

Total return*                                                          7.04%

Ratio of net expenses to average net assets+
0.67%**

Ratio of net investment income to average net assets+
3.85%**

Portfolio turnover rate                                                  57%

Net assets, end of period (in thousands)                            $46,069

Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:

   Net expenses                                                        1.00%**

   Net investment income                                               3.52%**

Ratios assuming waiver of management fees and assumption of

  expenses by PIM and reduction for fees paid indirectly:

   Net expenses                                                        0.64%**

   Net investment income                                               3.88%**




(a) Class B shares were first publicly offered on February 28, 2000.

*   Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

+   Ratio assuming no reduction for fees paid indirectly.



20   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund



FINANCIAL HIGHLIGHTS 10/31/00





                                                                    2/25/00

                                                                      to

                                                                   10/31/00


CLASS C (a)

Net asset value, beginning of period                                $ 11.34

                                                                    -------

Increase from investment operations:

  Net investment income                                             $  0.69

  Net realized and unrealized gain (loss) on investments               0.19

                                                                    -------

     Net increase from investment operations                        $  0.88

Distributions to shareholders:

  Net investment income                                               (0.71)

                                                                    -------

Net increase in net asset value                                     $  0.17

                                                                    -------

Net asset value, end of period                                      $ 11.51

                                                                    =======

Total return*                                                          7.98%

Ratio of net expenses to average net assets+
0.66%**

Ratio of net investment income to average net assets+
3.83%**

Portfolio turnover rate                                                  57%

Net assets, end of period (in thousands)                            $20,788

Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:

   Net expenses                                                        0.98%**

   Net investment income                                               3.51%**

Ratios assuming waiver of management fees and assumption of

  expenses by PIM and reduction for fees paid indirectly:

   Net expenses                                                        0.63%**

   Net investment income                                               3.86%**




(a) Class C shares were first publicly offered on February 28, 2000.

*   Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

+   Ratio assuming no reduction for fees paid indirectly.



The accompanying notes are an integral part of these financial statements.
21

Pioneer High Yield Fund



FINANCIAL HIGHLIGHTS 10/31/00







                                                                    2/25/00

                                                                      to

                                                                   10/31/00


CLASS Y (a)

Net asset value, beginning of period                                $ 11.34

                                                                    -------

Increase (decrease) from investment operations:

  Net investment income                                             $  0.74

  Net realized and unrealized gain (loss) on investments              (0.02)

                                                                    -------

     Net increase from investment operations                        $  0.72

Distributions to shareholders:

  Net investment income                                               (0.74)

                                                                    -------

Net decrease in net asset value                                     $ (0.02)

                                                                    -------

Net asset value, end of period                                      $ 11.32

                                                                    =======

Total return*                                                          6.56%

Ratio of net expenses to average net assets+
0.15%**

Ratio of net investment income to average net assets+
4.45%**

Portfolio turnover rate                                                  57%

Net assets, end of period (in thousands)                            $ 1,769

Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:

   Net expenses                                                        0.48%**

   Net investment income                                               4.12%**

Ratios assuming waiver of management fees and assumption of

  expenses by PIM and reduction for fees paid indirectly:

   Net expenses                                                        0.13%**

   Net investment income                                               4.47%**




(a) Class Y shares were first publicly offered on February 28, 2000.

*   Assumes initial investment at net asset value at the beginning of the period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

+   Ratio assuming no reduction for fees paid indirectly.



22   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund



NOTES TO FINANCIAL STATEMENTS 10/31/00



1. Organization and Significant Accounting Policies



Pioneer High Yield Fund (the Fund), a Delaware business trust, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is the successor to Third Avenue High

Yield Fund, a series of Third Avenue Trust. Third Avenue High Yield Fund transferred all of its assets to the Fund's Class A shares on February 25,
2000

pursuant to an agreement and plan of reorganization. The reorganization had no effect on the Fund's operations. The Fund, through its predecessor, commenced investment operations on February 12, 1998. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.



The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. The inception date for Class B, Class C and Class Y shares was February

25, 2000, and shares of each class were first publicly offered on February 28,

2000. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareowners have exclusive voting rights with respect to the distribution plan for each class.

There is no distribution plan for Class Y shares.



The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:



A.  Security Valuation



    Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and

Pioneer High Yield Fund



NOTES TO FINANCIAL STATEMENTS 10/31/00                             (continued)



    ratings. Valuations may be supplemented by dealers and other sources, as required and may include the use of yield equivalents or pricing matrices.

    Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Market discount and premium are accreted or amortized daily on a yield-to-maturity basis. Original issue discount is accreted daily into interest income on a yield-to-maturity basis with a corresponding increase in the cost basis of the security. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.



    The Fund invests in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund is not diversified, which means it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.



    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.



B.  Federal Income Taxes



    It is the Fund's policy to comply with the requirements of the Internal

    Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.



    The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules.

    Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on

Pioneer High Yield Fund



    investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.



    At October 31, 2000, the Fund reclassified $961 from paid-in capital to accumulated distributions in excess of net investment income. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.



C.  Fund Shares



    The Fund records sales and repurchases of its shares as of trade date.

    Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the

    Fund and a wholly owned subsidiary of UniCredito Italiano S.p.A.
(UniCredito

    Italiano) earned $32,632 in underwriting commissions on the sale of fund shares during the period ended October 31, 2000.



D.  Class Allocations



    Distribution fees are calculated based on the average daily net asset values attributable to Class A, Class B and Class C shares of the Fund,

    respectively. Class Y shares are not subject to a distribution plan.

    Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the

    Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.



    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.

    Distributions to shareowners are recorded as of the ex-dividend date.

    Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount,

    except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

Pioneer High Yield Fund



NOTES TO FINANCIAL STATEMENTS 10/31/00                             (continued)



E.  Repurchase Agreements



    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.



F.  Deferred Organization Costs



    The costs incurred by the Fund in connection with its organization have been deferred and are amortized on a straight-line basis over a period of up to five years.



2.  Management Agreement



PIM manages the Fund's portfolio and is a wholly owned subsidiary of UniCredito

Italiano. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million; and 0.60% of the excess over $1 billion.



PIM has agreed not to impose its management fee and to assume other operating expenses of the Fund to the extent necessary to limit the Class A expenses to

0.75% of average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B, Class C and Class Y shares will be reduced only to the extent that such expenses are reduced for Class A shares.

Prior to February 25, 2000, expenses were limited to 1.90% of the Fund's average daily net assets. PIM's agreement is voluntary and temporary and may be revised or terminated at any time.



In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At October 31, 2000, approximately $26,944 was payable to PIM related to management fees, administrative fees, and certain other services.

Pioneer High Yield Fund



3.  Transfer Agent



PSC, a wholly owned subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

Included in due to affiliates is $28,392 in transfer agent fees payable to PSC at October 31, 2000.



4.  Plans of Distribution



The Fund adopted a Plan of Distribution with respect to each of Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A

Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of

Class A shares. Pursuant to the Class B Plan and the Class C Plan, the
Fund pays

PFD 1.00% of the average daily net assets attributable to each class of shares.

The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $67,551 in distribution fees payable to PFD at October 31,

2000.



In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of

Class C shares within one year of purchase are subject to a CDSC of 1.00%.

Proceeds from the CDSCs are paid to PFD. For the period ended October 31, 2000,

CDSCs in the amount of $28,713 were paid to PFD.



5.  Expense Offset Arrangements



The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the period ended October 31, 2000,

the Fund's expenses were reduced by $28,835 under such arrangements.

Pioneer High Yield Fund



NOTES TO FINANCIAL STATEMENTS 10/31/00                             (continued)



6.  Line of Credit Facility



The Fund, along with certain others in the Pioneer Family of Funds (the

"Funds"), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the period ended October 31, 2000, there were no borrowings under this agreement.

Pioneer High Yield Fund



REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareowners and the Board of Trustees

of Pioneer High Yield Fund:



We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer High Yield Fund as of October 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial Statements of Third

Avenue High Yield Fund (the predecessor to the Pioneer High Yield Fund as described in Note 1) as of October 31, 1999, were audited by other auditors whose report dated December 17, 1999 expressed an unqualified opinion on those statements.



We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of

Pioneer High Yield Fund as of October 31, 2000, the results of its operations,

the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United

States.



ARTHUR ANDERSEN LLP





Boston, Massachusetts

December 5, 2000

Pioneer High Yield Fund



RESULTS OF SHAREOWNER MEETING



On September 11, 2000, Pioneer High Yield Fund held a special meeting of shareowners to approve a new management contract between the Fund and Pioneer

Investment Management, Inc., the Fund's investment adviser. Shareowners also voted to elect trustees. Both proposals passed by shareowner vote. The new management contract took effect when UniCredito Italiano S.p.A. completed its acquisition of The Pioneer Group, Inc. on October 24, 2000. Here are the

detailed results of the votes.



Proposal 1 - To approve a new management contract.





 Affirmative           Against           Abstain


3,544,789.531        43,101.959        44,985.646




Proposal 2 - To elect trustees.







  Nominee             Affirmative          Withheld


M.K. Bush            3,570,600.307        62,276.829

J.F. Cogan, Jr.      3,573,450.493        59,426.643

Dr. R. H. Egdahl     3,571,560.811        61,316.325

M.B.W. Graham        3,571,560.811        61,316.325

M.A. Piret           3,573,450.493        59,426.643

D.D. Tripple         3,573,450.493        59,426.643

S.K. West            3,571,560.811        61,316.325

J. Winthrop          3,573,450.493        59,426.643


Pioneer High Yield Fund



TRUSTEES, OFFICERS AND SERVICE PROVIDERS



Trustees                           Officers

John F. Cogan, Jr., Chairman       John F. Cogan, Jr., President

Mary K. Bush                       David D. Tripple, Executive Vice President

Richard H. Egdahl, M.D.            Vincent Nave, Treasurer

Margaret B.W. Graham               Joseph P. Barri, Secretary

Marguerite A. Piret

David D. Tripple

Stephen K. West

John Winthrop



Investment Adviser

Pioneer Investment Management, Inc.



Custodian

Brown Brothers Harriman & Co.



Independent Public Accountants

Arthur Andersen LLP



Principal Underwriter

Pioneer Funds Distributor, Inc.



Legal Counsel

Hale and Dorr LLP



Shareowner Services and Transfer Agent

Pioneering Services Corporation

Pioneer High Yield Fund



PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS



Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.



FactFone(SM)



Our automated account information service, available to you 24 hours a day,

seven days a week. FactFone(SM) gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information,

have your 13-digit account number and four-digit personal identification number at hand.



90-Day Reinstatement Privilege (for Class A Shares)



Enables you to reinvest all or a portion of the money you redeem from your

Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.



Investomatic Plan



An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment without sacrificing your current standard of living.



Payroll Investment Program (PIP)



Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing
Pioneer

to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Pioneer High Yield Fund



Automatic Exchange Program



A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)



Directed Dividends



Lets you invest cash dividends from one Pioneer fund to an account in another

Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)



Direct Deposit



Lets you move money into your bank account using electronic funds transfer

(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer

Direct Deposit Form, giving your instructions.



Systematic Withdrawal Plan (SWP)



Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

RETIREMENT PLANS FROM PIONEER



Pioneer has a long history of helping people work toward their retirement goals,

offering plans suited to the individual investor and businesses of all sizes.

For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.



Individual Plans



Individual Retirement Account (IRA)



An IRA is a tax-favored account that allows anyone under age 70-1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to
$2,000

annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.



Roth IRA



The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and became available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.



401(k) Plan



The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,500 per year or 25% of pay, whichever is less. Employers may contribute.



SIMPLE (Savings Incentive Match PLan for Employees) IRA Plan



Businesses with 100 or fewer eligible employees can establish a plan; it resembles a traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

403(b) Plan



Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary,

before taxes, through payroll deduction.



Simplified Employee Pension Plan (SEP)



SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees;

contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.



Profit Sharing Plan



Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.



Age-Weighted Profit Sharing Plan



Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary.

Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.



Money Purchase Pension Plan (MPP)



Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year,

determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.



Most retirement plan withdrawals must meet specific conditions to avoid penalties.

THE PIONEER FAMILY OF MUTUAL FUNDS



For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.



      Growth Funds

      United States

      Pioneer Growth Shares

      Pioneer Micro-Cap Fund

      Pioneer Mid-Cap Fund

      Pioneer Mid-Cap Value Fund

      Pioneer Science & Technology Fund

      Pioneer Small Company Fund

      Pioneer Tax-Managed Fund



      International/Global

      Pioneer Emerging Markets Fund

      Pioneer Europe Fund

      Pioneer Indo-Asia Fund

      Pioneer International Growth Fund

      Pioneer World Equity Fund



      Growth and Income Funds

      Pioneer Fund

      Pioneer II

      Pioneer Balanced Fund

      Pioneer Equity-Income Fund

      Pioneer Real Estate Shares



      Income Funds

      Taxable

      Pioneer America Income Trust

      Pioneer Bond Fund

      Pioneer High Yield Fund

      Pioneer Limited Maturity Bond Fund

      Pioneer Strategic Income Fund



      Tax-Free

      Pioneer Tax-Free Income Fund



      Money Market Fund

      Pioneer Cash Reserves Fund*





* An investment in the Fund is not insured or guaranteed by the Federal
Deposit

  Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

                           This page for your notes.

HOW TO CONTACT PIONEER



We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.



Call us for:



Account Information, including existing accounts,

new accounts, propectuses, applications

and service forms                                          1-800-225-6292



FactFone(SM) for automated fund yields, prices,

account information and transactions                       1-800-225-4321



Retirement plans information                               1-800-622-0176



Telecommunications Device for the Deaf (TDD)               1-800-225-1997



Write to us:



Pioneering Services Corporation

60 State Street

Boston, Massachusetts 02109



Our toll-free fax                                          1-800-225-4240



Our internet e-mail address                          ask.pioneer@piog.com

(for general questions about Pioneer only)



Visit our web site:                                  www.pioneerfunds.com



This report must be preceded or accompanied by a current Fund prospectus.







[logo] PIONEER            Pioneer Investment Management, Inc.
9441-00-1200

       Investments(R)     60 State Street                        (C)
Pioneer Funds Distributor, Inc.

                          Boston, Massachusetts 02109            [recycle
logo] Printed on Recycled Paper

                          www.pioneerfunds.com
